Filed Pursuant to Rule 497(e) and Rule 497(k)

File No. 002-83631

VALIC Company I

International Value Fund

Small Cap Special Values Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated October 29, 2021 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information,

each dated October 1, 2021, as amended and supplemented to date

During the fourth quarter of 2021 (the “Effective Date”), Wells Fargo Asset Management, which includes Wells Capital Management Incorporated (“WellsCap”), the Funds’ subadviser, will be sold to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). Prior to the closing of the Transaction, WellsCap will convert from a California corporation to a Delaware limited liability company. Upon the closing of the Transaction, WellsCap will change its name to Allspring Global Investments, LLC (“Allspring”).

The change in control of WellsCap resulting from the Transaction will constitute an “assignment” of the investment subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and WellsCap with respect to the Funds (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new investment subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At a meeting held on August 2-3, 2021, the Board of Directors of VALIC Company I approved a new investment subadvisory agreement between VALIC and Allspring (the “New Subadvisory Agreement”) with respect to the Funds, which will become effective on the Effective Date. No changes to the portfolio management team or other key personnel who provide services to the Funds are anticipated as a result of the Transaction. The level and scope of services to be rendered by Allspring and the fees payable by VALIC to Allspring under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

On the Effective Date, all references to Wells Capital Management Incorporated and WellsCap serving as the subadviser to the Funds are hereby deleted and replaced with references to Allspring Global Investments, LLC and Allspring, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.